SUMMARY PROSPECTUS
JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND Fund Tickers Class I: JIBDX Class F: JIMDX May 1, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available at www.johnsonmutualfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-800-541-0170 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-541-0170. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

 Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2019, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.johnsonmutualfunds.com. You can also get this information at no additional cost by calling (800) 541-0170 or by sending an email request to prospectus@johnsonmutualfunds.com.

Johnson Mutual Funds Trust 3777 West Fork Road • Cincinnati, OH 45247 (513) 661-3100 • (800) 541-0170 • fax (513) 661-4901	www.johnsonmutualfunds.com

INVESTMENT OBJECTIVE

A high level of income over the long term consistent with preservation of capital.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class I	Class F
Shareholder Fees (fees paid directly from your investment)
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.30%	0.55%
Fee Waiver[1]	(0.05)%	(0.15)%
Total Annual Fund Operating Expenses after Fee Waiver	0.25%	0.40%

1	Effective May 1, 2019, the Adviser has contractually agreed to waive a portion (0.05%) of its management fees for the Johnson Institutional Short Duration Bond Fund, at least through April 30, 2020, so that the Management Fee is 0.25% for the period. The Adviser may not unilaterally change the contract until May 1, 2020. Additionally, a portion (0.10%) of the 12b-1 fee is also being waived through April 30, 2020 for the Class F Shares.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, 5% annual total return, constant operating expenses (except for fee waivers in the first year), and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your cost will be:

	1 Year	3 Years	5 Years	10 Years
Johnson Institutional Short Duration Bond Fund Class I	$26	$91	$164	$376
Johnson Institutional Short Duration Bond Fund Class F	$41	$161	$292	$675

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39.88% of the average value of its portfolio.

PRIMARY INVESTMENT STRATEGIES

The Fund’s strategy is to provide a diversified portfolio of investment grade bonds with aggregate risk, return and income characteristics similar to 1 to 3 year bonds. The Fund invests primarily in a broad range of investment grade fixed income securities, including bonds, notes, domestic and foreign corporate and government securities, mortgage-backed securities, collateralized mortgage obligations, and short term obligations. The Fund will normally maintain a dollar weighted average duration between 1 and 3 years. To the extent consistent with the Fund’s objective, the Adviser will try to avoid realization of capital gains for tax purposes. The Fund will normally invest at least 80% of its assets in bonds.

PRINCIPAL RISKS

As with any mutual fund investment, the Fund’s returns may vary and you could lose money.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.

Credit Risk — The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due.

Prepayment Risk — The value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND | SUMMARY PROSPECTUS | MAY 1, 2019

Specific Maturity Risk — The specific maturities in which the Fund invests may fall in value more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.

Management Risk — The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

Mortgage-Backed Securities Risks —  Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Foreign Securities Risk — Foreign securities may be subject to special risks such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administration or economic and monetary policies of foreign governments.

AVERAGE ANNUAL TOTAL RETURNS

The chart and table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s Class I returns from year to year for the last 10 years. Although Class F shares would have similar annual returns to Class I shares, the returns for Class F shares would be different from Class I shares because they have different expenses. The table shows how the Fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.

During the period shown, the highest return for a calendar quarter was 2.08% in the second quarter of 2009, and the lowest return was -1.16% in the second quarter of 2013.

For the Periods ended December 31, 2018	1 Year	5 Years	10 Years
Class I
Return Before Taxes	1.16%	1.30%	2.06%
Return After Taxes on Distributions	0.24%	0.61%	1.22%
Return After Taxes on Distributions and Sale of Fund Shares	0.68%	0.68%	1.26%
Merrill Lynch 1 – 3 Year Government Corporate Index (reflects no deduction for fees, expenses or taxes)	1.63%	1.04%	1.56%

The Merrill Lynch 1 – 3 Year Government Corporate Index is the primary benchmark.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

Johnson Investment Counsel, Inc.

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND | SUMMARY PROSPECTUS | MAY 1, 2019

PORTFOLIO MANAGERS

The Fund is managed by a team of portfolio managers. Michael Leisring, CFA, has been a member of the Fund management team since 2003 and the team leader since 2013. Jason Jackman, CFA, and Dale Coates, CFA, have been members of the Fund management team since its inception. Brandon Zureick, CFA, has been a member of the management team since 2014. David Theobald, CFA, has been a member of the management team since 2016.

PURCHASE OR SALE OF FUND SHARES

Shares may be purchased or redeemed at the Fund’s net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. The minimum initial investment for the Class I Shares is $1,000,000 and for the Class F Shares is $500,000. The minimum for additional purchases is $100. The Adviser may, in its sole discretion, waive these minimums for existing clients of the Adviser and other related parties, as well as in certain other circumstances. You may buy or sell shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including holidays.

Purchases and redemptions can be made through the Fund’s Transfer Agent, Johnson Financial, Inc., 3777 West Fork Road, Cincinnati, OH 45247. You may contact the Transfer Agent at 800-541-0170 for information about how to purchase or redeem Fund shares by wire, electronic bank transfer or exchange.

TAX INFORMATION

Dividends and capital gain distributions you receive are subject to federal income taxes and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related series. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.